Unlocking CMCO’s Potential June 23, 2022 CMCO 2022 Investor and Analyst Day

© 2022 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning: future sales and EBITDA margins, earnings and plans; the success of acquisitions, achievement of cost and revenue synergies and the amount of such synergies and integration costs; the ability of the Company to achieve market success and earnings per share accretion expectations; the ability of the Company to employ the Columbus McKinnon Business System to drive profitability and to grow the business with Core Growth Framework, involve known and unknown risks, and are based upon current information and expectations. Actual results may differ materially from those anticipated if the information on which those estimates were based ultimately proves to be incorrect or as a result of certain risks and uncertainties that could cause our actual results to differ materially from the results expressed or implied by such statements, including the integration of recent acquisitions into the Company to achieve cost and revenue synergies, the ability of the Company and its recent acquisitions to achieve revenue expectations, global economic and business conditions including the impact of COVID-19, conditions affecting the industries served by us and our subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, facility consolidations and other restructurings, the ability to expand into new markets and geographic regions, foreign currency fluctuations, and other factors disclosed in our periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as our current plans, estimates and beliefs. Except as required by applicable law, we do not undertake and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. This presentation also contains forward-looking statements regarding non-GAAP Adjusted EBITDA and Adjusted EBITDA margin. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s fiscal 2027 financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the Company’s actual results and preliminary financial data set forth above may be material. Safe Harbor Statement 2

© 2022 COLUMBUS MCKINNON CORPORATION David Wilson President & Chief Executive Officer Terry Schadeberg President, Americas Bert Brant Senior Vice President, Global Manufacturing Operations Mark Paradowski Senior Vice President & Chief Digital Officer Adrienne Williams Senior Vice President & Chief HR Officer Appal Chintapalli President, EMEA & APAC Mario Ramos Senior Vice President, Global Product Development & Marketing Alan Korman Senior Vice President, Corporate Development, General Counsel & Secretary Greg Rustowicz Senior Vice President, Finance & Chief Financial Officer Executive Management 3

© 2022 COLUMBUS MCKINNON CORPORATION 4 Agenda Welcome Deb Pawlowski Investor Relations Unlocking CMCO’s Potential David Wilson President & Chief Executive Officer Digital Enablement Mark Paradowski SVP & Chief Digital Officer Operational Excellence Bert Brant SVP, Global Manufacturing Operations Innovation & Organic Growth Mario Ramos SVP, Global Product Development & Marketing 15 Minute Break Platform Spotlight: Precision Conveyance Terry Schadeberg President, Americas Linking Talent & Culture to Strategy Adrienne Williams SVP & Chief Human Resources Officer Financial Strategy & Targets Greg Rustowicz SVP Finance, Chief Financial Officer & Treasurer Key Takeaways: Beyond the Blueprint David Wilson President & Chief Executive Officer Question & Answer Session START: 9:00 AM EASTERN CLOSING: 12:30 PM EASTERN

Unlocking CMCO’s Potential June 23, 2022 CMCO 2022 Investor and Analyst Day

Unlocking the Potential of CMCO Moving Beyond the Blueprint David J. Wilson President & Chief Executive Officer

© 2022 COLUMBUS MCKINNON CORPORATION Strategic Planning Framework PERSONAL OBJECTIVES what I need to do PRIORITIZED ROADMAP a plan and sequenced initiatives STRATEGIC DEPLOYMENT PROCESS targets and initiatives STRATEGY MAP what we need to do STRATEGY where to compete and how to win Organization | Governance & Health | Change Management | Business Operating System VISION what we want to be VALUES what’s important to us PURPOSE why we exist 7 Internal Factors External Factors

© 2022 COLUMBUS MCKINNON CORPORATION 8 Where It Starts Columbus McKinnon’s Purpose, Vision, Mission and Core Values Building a Purpose and Values Driven Culture PURPOSE Together we create intelligent motion solutions that move the world forward and improve lives MISSION We provide expert, professional grade solutions and products, building the trust of customers by solving their high-value problems VISION To become the global leader in safe and productive Intelligent Motion Solutions CORE VALUES

© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION 10 Our Strategy Transforming Columbus McKinnon into a Top-tier Motion Control Enterprise Transform CMCO from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company STRATEGIC PRIORITIES • Strengthen and build upon CMCO’s core • Invest in high-growth, high margin platforms • Increase exposure to high growth, secular end markets • Create an exceptional customer experience • Achieve top-tier performance utilizing CMBS and our core growth framework

© 2022 COLUMBUS MCKINNON CORPORATION 11 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

© 2022 COLUMBUS MCKINNON CORPORATION 12 Columbus McKinnon Business System Strategic Framework and Core Competencies Columbus McKinnon Business System (CMBS) Enables Scale & Competitive Advantage 8. Operational Excellence 9. Financial Acumen 10. End-to-End Digital 6. Customer Experience 7. Product Development 1. People & Values 2. Strategic Planning 3. Marketing 4. Product Management 5. Programmatic M&A

© 2022 COLUMBUS MCKINNON CORPORATION 13 CMBS Cascading Levels Example Playbook for Standard Work and Processes Enterprise Core Competencies, Processes and Tools to Ensure Sustainable Performance • Strategy Alignment • Target Identification • Screening & Outreach • Diligence Playbook • Valuation Modeling • Integration Playbook - Tracking, Evaluation • M&A Pipeline • DD Checklists • DD Report Templates • Valuation Models • Third Party Management • Integration Tracking Level 1 Strategic Framework Level 2 Core Competencies Level 3 Key Processes Level 4 Tools / Enablers • Programmatic M&A

Implementation Runway

CMBS Tracker*



~6%
~32%
~35%
~27%
Complete
Alignment Phase
Not Yet Started
Pending Enabler

62% Complete or Underway



FY22
FY23
FY24
FY25
FY26
FY27
Align Value-Add Sub-Processes
Develop CMBS / PMO Office
Cascade, Incorporate Enablers, Develop "Best-in-Class" Sub-Processes

Creating sustainable competitive advantage requires repetition and relentless execution

Steady Progress… Investing to Strengthen Competencies and Develop Differentiated Advantages

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© 2022 COLUMBUS MCKINNON CORPORATION

*As of June 2022

© 2022 COLUMBUS MCKINNON CORPORATION 15 Our Core Growth Framework Disciplined Approach to Organic and Strategic Growth Initiatives Re-Imagine & Increase TAM Expand SAM within TAM Grow Share of SAM Maintain Share of SAM & Enable Growth with Market TAM: Total Addressable Market; SAM: Serviceable Addressable Market

Megatrends and Market Dynamics

"Outside-in" Evaluation

Megatrend		Driven By:		Vertical Markets	CAGR*
Automation & Digitization		• Productivity and consistency • Minimizing human dependency • Skilled labor shortage • Reshoring	⋙	Material Handling Life Science & Pharma Food & Beverage	~8% ~8% ~7%
E-Commerce	E-COMMERCE	• Shift in demographics • Pandemic influences • Accelerated adoption of online B2C and B2B purchases	⋙	Warehouse Accumulations Tables and Sortation Systems	~13% ~9%
Modernization of Infrastructure		• Aging infrastructure (~$94T) • Government investments • Energy independence	⋙	Renewables Utilities Electric Vehicles	~8% ~7% ~6%

Strategy Aligned with Significant Megatrends That Are Driving High-Single-Digit Growth Trends

*Long-term CAGRs - multiple sources as of 10/2021

© 2022 COLUMBUS MCKINNON CORPORATION

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Industrial Automation Landscape

Assessing Opportunities for Growth

Description of the screen	Level of granularity at which we apply the screen						Market size
1 Size & expected growth rate	Product/ solution	×	End-market/ vertical			All of industrial automation	$1.8T
2 Propensity for automation/intelligence	Product/ solution	×	End-market/ vertical	×	Application	High-growth, large microsegments	~$800B
3 Profit pools available	Product/ solution	×	End-market/ vertical	×	Application	Automation-heavy microsegments	~$250B
4 CMCO's right to play	Product/ solution	×	End-market/ vertical	×	Application	Attractive automation microsegments	~$30B



Narrowed Our Industrial Automation Scope From $1.8T to $30B

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© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION Lifting ($8B) 18 Intelligent Motion in Material Handling Industrial Automation Market Screening Opportunities Highly Attractive Microsegments for Growth 15%+12%9%2.5% 0% 15 6% 5 10 20 30 Automated Guided Vehicle ($4B) Operating margin, % Automated Mobile Robots ($1B) Automated Storage & Retrieval System ($16B) Size of bubble = TAM Specialty Conveyors ($4B) Precision Actuation ($3B) 25 Market Growth Rates

CMCO's "Lifting" Core as Defined in FY21

Aggregated CMCO with $809M of FY20 Revenue



Size of Bubble = TAM
Operating Income Margin
~25%
~20%
~15%
~10%
0%
CMCO
Core
($11B)
Legacy OI Margin
1%
Legacy Rev CAGR
~5%
~10%
~15%
~20%
Historical* Revenue CAGR

CMCO was Growing at Just 1% Under Normal Market Conditions

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© 2022 COLUMBUS MCKINNON CORPORATION

*FY18-FY20 3-year CAGR

Reassessed the Core

Revealed Two High-growth, High-margin Positions and Increased TAM


Size of Bubble = TAM
Operating Income Margin
~25%
~20%
~15%
~10%
0%
Linear Motion
($3B)
Controls Automation
($3B)
Lifting
($8B)
-1%
~5%
~10%
~15%
~20%
Historical* CMCO Revenue CAGR

Increasing Focus to Address Underperformance and Capitalize on Attractive Positions

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© 2022 COLUMBUS MCKINNON CORPORATION

*FY18-FY20 3-year CAGR

Reimagined the Core in FY22

Successful Additions of Dorner & Garvey Through M&A



Size of Bubble = TAM
Operating Income Margin
~25%
~20%
~15%
~10%
0%
-1%
~5%
~10%
~15%
~20%
Historical* CMCO Revenue CAGR
Lifting ($8B)
Precision Actuation ($3B)
Controls Automation ($3B)
Specialty Conveyors ($4B)
Long Term Growth Projections**
Lifting ~2.5%
Linear Motion ~6.0%
Controls Automation ~8.0%
Specialty Conveyors ~7.5%

Transforming CMCO With High Growth, High Margin Platforms Serving Attractive Vertical Markets

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© 2022 COLUMBUS MCKINNON CORPORATION

*FY18-FY20 3-year CAGR **Source: McKinsey

© 2022 COLUMBUS MCKINNON CORPORATION 22 Market Leadership and Market Share Global Market Position by Product Line Leader in North America with Opportunities Across All Platforms SERVICEABLE ADDRESSABLE MARKET (SAM) AND MARKET SHARE BY PRODUCT CATEGORY Very high Medium LowHigh Product Categories Estimated SAM ($B) CMCO (~$M) Estimated Market Share Global Market Position Lifting $2.4 $550 23% Conveyance $1.5 $160 11% Automation $1.6 $115 7% Linear Motion $0.6 $90 15% TOTAL $6.1 $915 15% Very low High Medium Medium Low

© 2022 COLUMBUS MCKINNON CORPORATION 23 Transformation Drives Profitable Growth Targeting $1.5 Billion in Revenue in Fiscal 2027 and ~21% EBITDA Margin Strategic Plan Expected to Deliver > 10% Revenue Growth and Top-Quartile Earnings Profile ($M)

© 2022 COLUMBUS MCKINNON CORPORATION PRODUCT DEVELOPMENT: • Next generation platforms • Solutions focus on attractive vertical markets • Automation, monitoring & diagnostics COMMERCIAL DEVELOPMENT: • New channel partners in strategic vertical markets • End-user business development pull strategy • Advance digital tools and configurators • Geographic expansion 24 Strategic Growth Initiatives Organic Initiatives Deliver $250M of Growth Over The Planning Period Building on Recent Success and Investing to Deliver Attractive Organic Growth Conveyance Linear Motion Lifting A u to m a ti o n

© 2022 COLUMBUS MCKINNON CORPORATION 25 M&A Strategic Priorities Programmatic M&A Delivers $325M Over the Planning Period Cultivating an Active and Growing Pipeline That Supports These Strategic Priorities • Advance leadership position in key technology areas • Extend global reach in targeted vertical markets INCREASE EXPOSURE TO ATTRACTIVE END MARKETS • Improve end-user access and customer intimacy • Grow recurring revenue streams ADD LEADING SERVICE & AFTERMARKET CAPABILITIES • Move up the hardware/software technology stack • Increase automation, remote monitoring, diagnostic and aftermarket support capabilities BUILD INTELLIGENT MOTION ECOSYSTEM Precision Actuation Recurring Revenue Automation Capabilities Intelligent Motion Speciality Conveyance $

© 2022 COLUMBUS MCKINNON CORPORATION Unlocking CMCO’s Potential Critical Enablers Driving Higher Growth and Stronger Earnings Power Automation & Control SolutionsLinear Motion Solutions Conveyor Solutions Americas EMEA & APAC Products Finance Human Resources Operations Product Development Digital Technology Legal Products Solutions Solutions Marketing Platforms & Technologies Lifting Solutions Global Functions 26

Business Model Transformation

Growth Strategy Substantially Advances Underlying Portfolio



Revenue Growth Rate
FY21
Linear Motion & Automation
Lifting Solutions
FY22
Linear Motion 10%
Automation 13%
Specialty Conveying 16%
Lifting Solutions 61%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
INTELLIGENT MOTION
EBITDA Margin

Targeting $1.5 Billion in Revenue in Fiscal 2027 and ~21% EBITDA Margin

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© 2022 COLUMBUS MCKINNON CORPORATION

Digital Enablement Mark Paradowski Senior Vice President & Chief Digital Officer

CMCO's Digital Evolution

Transformation is Advancing

2019

CONFIGURE

Configure, Price, Quote (CPQ)

ENABLE

Product Information Management (PIM)

Share Product Information

INFORM

Global Web Redesign

Enhance Online Experience

Today

Global Website
Global Employee Intranet

Global Partner Portal



INFORM
CONFIGURE
ENABLE
IDENTIFY
DIGITAL ENGAGEMENT

Global ERP
HR Information System
Analytics / Business Intelligence

Customer & Lead Management (CRM)

Transformation Extends Across the Enterprise Digitally Enabling all Stakeholders

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© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION 30 End-to-End Digital Transformation Transformation from Demand Creation to Fulfillment Digitally Transforming All Steps in the Customer Journey

© 2022 COLUMBUS MCKINNON CORPORATION 31 Global Demand Generation and Lead Management Digital Enablement of Demand Generation Enhanced Demand Generation Drives Lead and Sales Opportunities

© 2022 COLUMBUS MCKINNON CORPORATION 32 Best-in-Class CPQ Capabilities Compass™ Offering CMCO’s Expansive Lifting Solutions Portfolio Industry Leading eCommerce and CPQ Capabilities *Lifting Solutions: Lifting, Linear Motion, Automation Platforms

© 2022 COLUMBUS MCKINNON CORPORATION 30% 38% 54% 65% 70% 75% 80% 85% FY20A FY21A FY22A FY23E FY24E FY25E FY26E FY27E 33 CPQ Tools Deliver Improved Customer Experience Configure Price Quote Tools Increase Customer Loyalty and Operational Efficiencies Adoption Continues to Grow as Products, Functionality and Geographic Coverage Expands *Lifting Solutions: Lifting, Linear Motion, Automation Platforms Non “Compassable” Revenue (ETO, Low Runner Products) 40% Percent of Active Customers Using Compass COMPASS™ REVENUE COVERAGE FOR LIFTING SOLUTIONS* ✓ Quotes developed in minutes vs. 1 business day ✓ Order entry/acknowledgement in minutes vs. 1 business day ✓ Analytics providing improved product and quote insights • Improved lead management with channel partners • Reduction in transactional activity by ~50% enables cost savings and resource redeployment for incremental revenue “A” Customers 81%

© 2022 COLUMBUS MCKINNON CORPORATION 34 Partner Portal Single Global Portal to Provide Full Digital Engagement Industry Leading Unified Customer Portal Providing Full Digital Engagement CMCO Channel Partner Portals Multiple Configure, Price, Quote Tools • Dashboards • Order Placement • Quote Management • Configure-Price-Quote • Lead/CRM Integration • Product Catalog • Case Management • Marketing Material • Business Insights Key Features

ERP Business Systems Roadmap

Phases and Timing

Completed Facilities

Americas
- US - 2
- Canada

EMEA
- Germany – 3
- France – 2
- Spain – 2
- UK – 2
- Switzerland
- Dubai
- Netherlands

APAC
- China - 2
- Singapore



% OF REVENUE ON SAP
22%
35%
62%
64%
76%
93%
FY22
FY23
FY24
FY25
FY26
FY27



FY23
Support Operations Strategy
FY24
Full Retirement of CMBIS
FY25
Finish Americas Lifting Solutions
FY26
Conveyor Solutions
FY27
Future Acquisitions
Künzelsau Hyper-Support
Mexico Hyper-Support
Legacy US Hyper-Support
Menomonee Falls Hyper-Support
Mexico Implementation
Legacy US Implementation
Menomonee Falls Implementation
Hartland Implementation
Support
Implementations

35

© 2022 COLUMBUS MCKINNON CORPORATION

Operational Excellence Bert Brant Senior Vice President, Global Manufacturing Operations

© 2022 COLUMBUS MCKINNON CORPORATION 37 Operations Strategy Driving Operational Excellence in Customer Experience and Factory Performance On Time Delivery Lead Times Quality Simplification OH Cost Supply Chain SIOP Inventory Payables OPERATIONS FRAMEWORK • Mitigate supply chain disruptions to improve customer experience • Accelerate factory footprint optimization initiatives to reduce labor & overhead costs • Capital investments in productivity to improve capacity, quality & safety • Advance SIOP function to improve customer experience and inventory management STRATEGIC PRIORITIES

Operational Performance

Significant Progress Achieved with Operational Excellence Initiatives

Gross Margin Progression



~220 bps
~390 bps
33.9%
34.8%
35.4%
34.1%
36.1%
~40%
FY18
FY19
FY20
FY21
FY22
FY27E

Gross Margin Levers

Simplification

- Material Productivity
- Factory Simplification Activities
- Labor Productivity

Pricing

Accretive Acquisitions

Driving Gross Margin Improvements with Factory, Process and Product Simplification

38

© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION Customer Experience Addressing Supply Chain Challenges to Return to Mid-90s % OTD Team Providing High Performance Internal Support with Order to Deliver Processes ORDERS VS. ON-TIME-DELIVERY Proactive Communication Support Contact Workflow Systems Leadtime Harmonization • Improved accuracy on delivery dates • Advanced notification on order status • First call resolution improvements • Call intake tracking & analysis • Automated status updates • Response quality ticketing • Lead-time availability across all quoting platforms; driven by labor and parts availability 42 108 77% 93% 72% 78% 30% 40% 50% 60% 70% 80% 90% - 20 40 60 80 100 120 Orders On-Time-Delivery 39

© 2022 COLUMBUS MCKINNON CORPORATION 40 Factory Performance Attacking All Elements of Costs Continuing to Optimize Structure to Improve Customer Experience and Manage Cost FY22 COGS Materials 63% Direct Labor 12% Overhead 25% Direct Labor • Factory simplification in regions with best-cost labor • Productivity improvements from purchase of automated equipment Overhead • Factory optimization to leverage overhead costs Materials • Localization of supply chains • Vendor consolidation • SKU reduction through product line simplification STRATEGY TO REDUCE COGS

© 2022 COLUMBUS MCKINNON CORPORATION 41 Material Productivity Delivering Further Material Cost Reductions Against Strong Headwinds Future Savings are Enabled Through Product Simplification MATERIAL PRODUCTIVITY SAVINGS *VAVE: Value Analysis and Value Engineering ($M) Significant inflationary headwind offsetting tactical savings • Freight • Electronics • Metals Strategic savings projects continue to support cost goals and in-region sourcing VAVE and PLS largest impact on future savings 7 5 5 3 2 1 1 2 2 1 1 1 1 6 $8 $7 $8 $5 $9 0 1 2 3 4 5 6 7 8 9 10 FY19 FY20 FY21 FY22 FY27E Tactical Savings Strategic Projects Value Engineering/ Platforming KEY CONSIDERATIONS **PLS: Product Line Simplification

© 2022 COLUMBUS MCKINNON CORPORATION 42 Factory Performance Progress Made in DL & Overhead Cost Reductions with More to Come Generating Scale by Consolidating Production and Investing in Best-Cost Regions DIRECT LABOR AND OVERHEAD (OH) AS A PERCENT OF COGS Materials 63% Direct Labor 12% Overhead 25% Labor 45% Variable OH 19% Fixed OH 15% Freight 13% Building Costs 8% FY22 OVERHEAD 29% 25% 20% 14% 12% 8% 43% 37% 28% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% FY18 FY22 FY27E Overhead Direct Labor • Footprint simplification • OH cost initiatives • Factory layout improvements • Continued footprint simplification • Labor productivity improvements

© 2022 COLUMBUS MCKINNON CORPORATION 14 12 9 6 6 5 2 2 2 22 20 16 0 5 10 15 20 25 FY18 FY22 FY27E Americas EMEA APAC Dorner +4 Garvey +1 Footprint Simplification Drives Direct Labor and Overhead Cost Improvements Reducing Core Manufacturing Facilities by 50%, Leveraging Overhead Cost and Investments • FY18 to FY22 reduced total footprint by 32% • FY22 added 5 facilities through acquisition • 50% core facilities reduction in strategic plan • Best cost regional structure • Product platform simplification NUMBER OF CMCO FACTORIES ACCELERATE FACTORY FOOTPRINT: SIMPLIFICATION AND OVERHEAD COST REDUCTION (3) (4) +5 (4) Divested Simplify Acquired Simplify 43

© 2022 COLUMBUS MCKINNON CORPORATION Safety & Sustaining $5 Productivity $8 Centers of Excellence $10 IT $3 NPD $4 44 Productivity Investments Capital Expenditures with Strong ROIs Accelerating Capital Investments into Highly Utilized Modern Facilities FY23 ESTIMATED CAPEX $30M CAPEX AS A PERCENT OF REVENUE $9 $12 $12 $30 $37.5 1.1% 1.9% 1.3% 3.1%* 2.5% -0.9% -0.4% 0.1% 0.6% 1.1% 1.6% 2.1% 2.6% $- $10 $20 $30 $40 $50 FY20 FY21 FY22 FY23E FY27E $M *Revenue estimate per analysts’ consensus 5/26/2022

© 2022 COLUMBUS MCKINNON CORPORATION 45 Investments in Centers of Excellence Replace Fully Depreciated, Manual Equipment with State-of-the-art Machines New Capital Investments Drive Productivity and Improve Overhead Absorption ~50% Cycle Time Reduction Fewer Machining Steps

© 2022 COLUMBUS MCKINNON CORPORATION 93% 86% 76% ~95% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY20 FY21 FY22 FY27E 46 Working Capital and Delivery Management Monthly SIOP Process Provides Discipline and Ingrains Performance Experienced SIOP Team Applying CMBS Processes to Improve Inventory Management Reconciliation and Alignment Executive SIOP Consensus Data Collection/ KPI Review Demand Projection Build Operational / Supply Planning 127 112 174 180 3.4x 4.4x 3.5x ~5.0x -1.0x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 80 90 100 110 120 130 140 150 160 170 180 FY20 FY21 FY22 FY27E INVENTORY, AND INVENTORY TURNS ON TIME DELIVERY % BY CUSTOMER REQUEST DATE

Innovation & Organic Growth Mario Ramos Senior Vice President, Global Product Development & Marketing

© 2022 COLUMBUS MCKINNON CORPORATION Conveyance Linear Motion Product Development: • Next generation platforms • Solutions focus on attractive vertical markets • Automation, monitoring & diagnostics Commercial Development: • Develop new channel partners in strategic vertical markets • End-user business development pull strategy • Advance digital tools and configurators • Geographic expansion Lifting A u to m a ti o n Strategic Growth Initiatives Focus on High Growth Secular Markets to Accelerate Growth 48

© 2022 COLUMBUS MCKINNON CORPORATION 49 Accelerating Organic Growth and Returns Demonstrating Strong Returns from Strategic Growth Initiatives PRODUCT DEVELOPMENT INVESTMENT (and as a % of total sales) STRATEGIC INITIATIVES INCREMENTAL REVENUE (and as a % of total sales) 25 24 25 19 21 3.0% 2.9% 3.1% 2.9% 2.3% 0 5 10 15 20 25 30 35 FY18 FY19 FY20 FY21 FY22 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 4 13 26 44 4 9 13 18 31 0.5% 1.1% 1.6% 2.8% 3.4% 0. 0% 0. 5% 1. 0% 1. 5% 2. 0% 2. 5% 3. 0% 3. 5% - 5 5 15 25 35 45 55 65 75 85 FY18 FY19 FY20 FY21 FY22 Carryover Incremental 49% 87% 127% Low Performers Medium Performers Top Performers RETURNS ON PRODUCT DEVELOPMENT* 56% 106% *Deloitte, Global Benchmarking of Product Development FY18 FY22 CMCO Calculation: NPD N-3 & VAVE Gross Profit Product Development Investments

© 2022 COLUMBUS MCKINNON CORPORATION TANDEM HOISTS • Growing market share in tandem hoists by providing configurable options, improving lead times, documentation & order process • FY22 forecasted sales exceeded by a factor of 2 LINEAR ACTUATOR WITH INTELLI-MOTION™ • First linear actuator with an integrated variable frequency drive • Interfaces directly to a PLC (programmable logic controller) Ethernet/IP connectivity to enable control and monitoring FY22 Success Stories Strategic Plan Initiatives Delivering Results Focus on Customer Needs and Differentiated Smart Solutions to Access New Market Segments 50

© 2022 COLUMBUS MCKINNON CORPORATION 51 5-Year Revenue Plan Categories of Revenue Growth Strategic Plan Expected to Deliver >10% Revenue Growth and Realize 1st Quartile Performance REVENUE FY22 to FY27E ($M)

© 2022 COLUMBUS MCKINNON CORPORATION 52 Voice of Customer Activities Market Led & Customer Centric CMBS Processes Strategic Initiatives Prioritized by Market Trends & Voice of the Customer MARKET DYNAMICS: • Market size • CAGR • Vertical markets analysis COMPETITIVE INTENSITY: • Market share expansion opportunities MEGATRENDS: • Strategic impact analysis CUSTOMER EXPERIENCE: • Buying factors by region & technology • Net Promoter Score (NPS) • Digital customer experience CUSTOMER OUTREACH: • Regular executive communications • Customer service outreach CUSTOMER INSIGHTS: • Identify customer’s high value problems • Validate the value proposition • Willingness to pay CUSTOMER INVOLVEMENT: • Customer engagement in the NPD cycle

© 2022 COLUMBUS MCKINNON CORPORATION Organic Incremental Revenue by Strategic Vertical Markets Growth Initiatives Targeting Secular Vertical Markets to Drive ~$250M in New Revenue by FY27 53 ($M) $250

© 2022 COLUMBUS MCKINNON CORPORATION 54 Intelli-Connect™ Intelli-Connect™ Improves End User’s Safety, Productivity & Uptime Intelli-Lift STRATEGIC INTENT NEXT STEPS Increase Uptime • Quick and easy programming and setup • Proactive monitoring & diagnostics • Reduced recovery time Improve Safety • No need to climb up to access drive • Remote access Information At Your Fingertips • Realtime actionable information • Easy access to manuals and support Aftermarket Expansion • Easy access to order spare parts • High value services through remote access Fleet Management • Enterprise level asset management

Electric Chain Hoist 2.0 Modular Platform

Strategic Intent

Market Expansion

- New features targeting expansion of market share (~300 bps)

Best in Class

- Easiest hoist to install, maintain & inspect
- Plug & play features for easy configuring
- Smallest and lightest weight hoist
- Addresses underserved applications

Easy To Do Business

- Regional manufacturing
- Improved lead time
- Simplified product offering



Budgit Manguard	Coffing JLC	Coffing EC1	CM ValueStar	Yale CPV



Product Line Simplification

- Consolidation of 5 platforms
- Modular design allowing feature adds depending on application requirements
- From ~2,300 SKUs to ~600 SKUs
- Optimizes manufacturing processes, inventory management and costs

Expands Market Share in High Growth Segments and Simplifies Offerings

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© 2022 COLUMBUS MCKINNON CORPORATION

AquaPruf®

CMCO INTELLIGENT MOTION

Strategic Intent

Market Opportunity

- Redesign of Sanitary Conveyor Line
- Highest level of sanitation, 3A certified
- Targeting red meat, poultry and dairy

Benefits and Differentiators

- Patented features
  - Drive sprocket wash-out channel
  - Idler puck cleaning system
  - Threadless tensioning spiral cam
- Cost effective design
- Introduces iDrive2 option in sanitary applications; oil-free design
- Comprehensive cleaning instruction manuals

AquaPruf®



The Symbol of Assurance

3A®



Business Impact

- Expands our serviceable addressable market
- Patented features protect the unique value proposition of the new product



Advancing Sanitary Conveyor Solutions to Address Stringent Requirements in F&B

56

© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION CHANNEL EXPANSION AND DIGITAL TOOLS • Western USA Region • EMEA expansion beyond Germany • Southeast Asia Pharma Food & Bev Infrastructure Warehouse & E-commerce FOCUS ON STRATEGIC VERTICAL MARKETS GEOGRAPHIC EXPANSION “Easy to Do Business With” Select, Configure, Price, Quote & Order Commercial Development Focus on Strategic Vertical Markets and Channel Expansion to Drive Growth 57

Break

Unlocking CMCO’s Potential June 23, 2022 CMCO 2022 Investor and Analyst Day

Platform Spotlight: Precision Conveyance Terry Schadeberg President, Americas

Reimagined Our Core: Why Precision Conveyance?

An Attractive Microsegment in Industrial Automation...



Platform Accelerates Profitable Growth...



- ✓ $4B TAM growing at ~7.5% CAGR
- ✓ Strong secular growth drivers
  - Supply chain automation
  - Automation investments in less cyclical industries: food & beverage, life sciences, e-commerce
  - On-shoring and labor shortages
- ✓ Complementary adjacencies including sortation, asynchronous, vibration, etc.
- ✓ Fragmented market provides target rich acquisition environment

- ✓ Proven track record of double-digit organic growth and an attractive pipeline of initiatives
- ✓ High profitability driven by product line differentiation
  - Speed: ~2X faster
  - Accuracy: up to 10X greater precision
  - Configuration: best-in-class CPQ* tool
  - Differentiated Technology: patented technology and designs
  - Automation Ecosystem: integrates easily with other material handling and IoT systems

Leveraging Automation Solutions Across All Platforms

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*Configure, Price, Quote

© 2022 COLUMBUS MCKINNON CORPORATION 62 What is Precision Conveyance? Conveying Solutions Automate High-Value Production, Packaging, and Distribution Operations PRECISION CONVEYANCE DELIVERS INDIVIDUAL ITEMS …to the Exact Right Place …at the Exact Right Time and …in the Exact Right Orientation BENEFITS OF PRECISION CONVEYANCE ✓ Greater process productivity ✓ Increased reliability and uptime ✓ Reduced labor and footprint ✓ Improved product quality Precise speed control Exacting precision in product orientation Exact product arrival timing and spacing Seamless connectivity with other automation Faster speeds while maintaining accuracy

© 2022 COLUMBUS MCKINNON CORPORATION 63 Precision Conveyance – Fully Integrated Industrial Automation

© 2022 COLUMBUS MCKINNON CORPORATION What is Accumulation? Increasing productivity by balancing automated production lines Accumulation Systems Enhance Productivity of Automated Processing Lines Depalletizer 171 BPM Filler 159 BPM + Bi-Flo™ Accumulation + Infinity™ Accumulation Capsuler 152 BPM Packer 130 BPM Labeler 140 BPM STANDARD PRODUCTION LINE WITHOUT ACCUMULATION TABLES Bottleneck Conveyor Depalletizer 180 BPM Filler 167 BPM Capsuler 167 BPM Packer 167 BPM Labeler 167 BPM STANDARD PRODUCTION LINE WITH ACCUMULATION TABLES + Spiral Infinity™ Accumulation Original line production speed = 130 bottles per minute Filler is slower than other machines Labeler changeover causes delays Packer uptime is slow New line production speed: 167 bpm throughput = 28% increase in productivity BPM: Bottles per Minute Max. Production: 240 BPM 180 BPM 240 BPM 240 BPM 300 BPM 64

© 2022 COLUMBUS MCKINNON CORPORATION 65 Accumulation – Improving Productivity & Throughput

© 2022 COLUMBUS MCKINNON CORPORATION LOW PROFILE CONVEYORS Industry leading platform for precise, small product movement Ergonomic designs for compact, precise handling of larger products LARGE SCALE CONVEYORS AFTERMARKET Parts, belts, service and installation supported by dedicated teams ACCUMULATING CONVEYORS Designed to eliminate bottlenecks and improve system productivity SANITARY CONVEYORS Designed to meet the highest levels of food safety Modular platform for complex mfg. footprints and floor layouts FLEXIBLE CHAIN CONVEYORS 66 Product Portfolio No Competitor has the Differentiation and Breadth of Conveyor Technology 27 Active Patents Fully Cover ~40% Of Revenue

© 2022 COLUMBUS MCKINNON CORPORATION • Achieved breakeven in 11 months • Consistent throughput • Eliminated virtually all waste • Improved food quality • More pleasing food appearance • Reduced turnover & improved morale ISSUE: Manual placement of meat pies on baking trays: • Repetitive motion safety concerns • High staff turnover rate • Varied output quantities • Inconsistent cooking quality and appearance Precise position of meat pies: • Servo-driven conveyor and exact timing belt • Timing belt conveyor positioned baking trays every 1.5 seconds • Hygienic design and sanitary features CUSTOMER CHALLENGE ASSESSMENT CONVEYANCE SOLUTION Meat Pie Manufacturer A Case Study for Precision Conveyance Precision Conveying Solution Reduced Manual Inputs, Increased Quality and Drove Morale 67

Chilean Wine Producer

A Case Study for Accumulation

CUSTOMER CHALLENGE

- 5-machine production line
- Multiple product sizes and configurations
- Not achieving production goals
- Increasing demand

ASSESSMENT

Bottleneck: monoblock filler/corker

Average output: 161 bottles per minute, or 77,280 bottles per shift



ACCUMULATION SOLUTION

Infinity Accumulator after the filler/corker:

- Increased throughput by 15.5%
- Raised output to 186 bottles per minute
- Added 12,009 bottles per shift
- Achieved breakeven in 5 weeks


TERRUNYO
Amelia

Accumulation Solutions Increased Throughput and Improved Productivity

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Market Dynamics

Food & Beverage

Consumption-driven demand with focus on quality and efficiency

Estimated Market Growth Rate*
~7%



Life Sciences

Rapid innovations and consumable products facilitated by automation

Estimated Market Growth Rate*
~8%



CPG

Significant growth in number of brands, SKUs and packaging formats

Estimated Market Growth Rate*
~6%



E-commerce/ W&D

Rapid market volume growth driving adoption of robotics / automation

Estimated Market Growth Rate*
~13%



Industrial Automation

Broad growth from more widespread use of automation technology

Estimated Market Growth Rate*
~5%



*Long-term CAGRs - multiple sources as of 10/2021

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© 2022 COLUMBUS MCKINNON CORPORATION 70 Channel Strategy and M&A Pipeline Go-to-market Strategy and Expanded Solutions Offering Opportunities Abound Industrial Automation and Digitization Megatrend Provides Ample Runway for Growth MULTI-CHANNEL SALES STRATEGY 10% 20% 30% 30% 39% 40% 60% 41% 30% 2016 2022 2027E Distributor Direct OEM/Integrator ROBUST M&A PIPELINE IN PLACE Key M&A Objectives Enhance Technology Offering / Enter New Automation Categories Increase Aftermarket Recurring Revenue Profile Expand in Attractive Markets Extend Global Reach

© 2022 COLUMBUS MCKINNON CORPORATION 71 Precision Conveyance Platform Growth Vectors GEOGRAPHIC EXPANSION Leverage CMCO global reach to enter new geographic markets CONTROLS & LINEAR MOTION PLATFORMS Enhance CMCO automation and linear motion platforms to sell through conveyance channels HIGH GROWTH SECTOR FOCUS Focus sales in high growth, less cyclical markets (Life Sciences, Food, E-commerce) M&A Scale precision conveyance and automation technologies NEW PRODUCT / TECHNOLOGY Robust product pipeline to expand technology and improve margins MULTI-CHANNEL SALES STRATEGY Expand Direct and OEM/Integrator activities to drive deeper customer relationships

Linking Talent & Culture to Strategy Adrienne Williams Senior Vice President & Chief Human Resources Officer

© 2022 COLUMBUS MCKINNON CORPORATION ENGAGE AND RETAIN • Increased employee communication • Engagement survey action planning • Market competitive pay • Pay equity analysis REWARD • Compensation • Health & wellness • Retirement ATTRACT • Bench strength • Next generation leaders • Critical talent DEVELOP • Grow cross functional leaders • Create a learning organization • Increase commercial expertise Strategic Priorities People, Values and Culture Framework Evolving Talent and Culture to Align with Enterprise Strategy 73

© 2022 COLUMBUS MCKINNON CORPORATION Attract Attract Critical Competencies for Transformation Tailoring Talent Profile Required for Future Performance 74 Technical / Digital • Digital demand generation • Process transformation • IT literacy • Enterprise solution delivery • LEAN processes • Agile leadership Project Management Operational Excellence • Product delivery • Organizational agility • Technical competency Vertical Markets • Food & Beverage • Life Sciences • eCommerce

© 2022 COLUMBUS MCKINNON CORPORATION • Multi-level talent reviews • Executive succession SUCCESSION PLANNING • Tiered leadership program • eCornell certificate programs • New leader assimilation LEADERSHIP DEVELOPMENT • Mapped career progression • Targeted individual development plans • 1:1 coaching CAREER PLANNING • Caliper • Hogan • 360o reviews TALENT ASSESSMENTS Develop Multi-faceted Approach to Development Invest in Talent Through Focused Development and Coaching to Ensure Talent Continuity 75

© 2022 COLUMBUS MCKINNON CORPORATION Engage and Retain Improving our Understanding to Drive Organizational Change Implementing Action Plans to Improve Engagement & Retention Career Growth Leadership Pay & Benefits Work Environment SIGNIFICANTLY ENHANCED TALENT RETENTION PLAN ENGAGEMENT: “INSIDE-OUT” EVALUATION – Partnered with Workforce Science Associates (WSA) • Established baseline assessment with 75% participation • Identified opportunities for improvement 76

© 2022 COLUMBUS MCKINNON CORPORATION Total Rewards Evolving to Meet the Needs of a Changing Workforce While Aligning with CMCO Objectives and Values Evaluate Data-Driven Insights to Help Shape Human Capital Decisions LEVERAGING MARKET-LEADING CARRIER AND VENDOR RELATIONSHIPS AREAS OF FOCUS • Utilizing HR technology to ensure pay is competitive and fair • Health care delivery solutions created to improve access and quality while reducing cost • Wellbeing initiatives • Choice, flexibility and employee experience Health & Wellness Retirement HR Technology Compensation 77

© 2022 COLUMBUS MCKINNON CORPORATION 60% 54% 25% 24% 15% 22% 0% 20% 40% 60% 80% 100% 120% FY22 FY27E Manufacturing Professional Technical Talent Requirements for Future Strategy Expect Workforce Evolution Growth Drives a Larger and More Efficient Organization with a Material Shift in Talent Mix Shift in Team Member Mix ~$285K Sales per Employee • Significantly shift manufacturing resources to strategic roles and locations • Target vertical market, digital technology, project management and customer facing expertise in professional ranks • Improve technical expertise with resource additions in engineering, product development and digital demand generation +23% ~$350K Sales per Employee Driving Change 78 ~23% improvement in productivity per person

© 2022 COLUMBUS MCKINNON CORPORATION Diversity, Equity, & Inclusion Supports the Entire HR Framework In FY22, 53% of All U.S. Hires Were Diverse DIVERSITY • Key recruitment metrics aligned to performance goals • Increased representation in leadership positions EQUITY INCLUSION • Pay equity analysis • Inclusion training throughout leadership • Employee Resources Groups Of 9 Executive Officers • 3 are ethnically diverse • 1 is a woman Of 11 Directors • 2 are ethnically diverse • 2 are women Of our Global Salaried Workforce: 21% are women 79

Financial Strategy & Targets Greg Rustowicz Senior Vice President, Finance & Chief Financial Officer

Key Financial Assumptions

FY2027 Targets

SALES	**Growing Sales by >10% CAGR** • Organic growth of ~5% driven by go-to-market structure and strategic initiatives • Inorganic growth of ~6% from programmatic M&A inclusive of market growth • No material changes to current market conditions
COGS	**Expanding Gross Margin to ~40%+** • Factory footprint simplification & productivity improvements reduce COGS by ~$30M • Product Line Simplification (PLS), material productivity and value engineering savings of ~$9M • Raw material inflation normalizes to ~2% on average from FY23 levels
RSG&A	**Reducing RSG&A as a Percent of Sales to ~20%*** • Reorganization to optimize management and commercial structure • ERP implementations enable shared service model • Additional investments in digital enablement (i.e. HRIS, CRM, CPQ, SIOP) • Improved leverage and scale with mid-single-digit organic revenue growth & accretive M&A

Driving Gross Margin Expansion while Reducing SG&A as a Percent of Revenue

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*Excludes proforma items

© 2022 COLUMBUS MCKINNON CORPORATION 82 Financial Targets Execution of Strategy Delivers Attractive Financial Results $115 $133 $127 $77 $140 $235 $80 ~$315 13.7% 15.1% 15.7% 11.9% 15.4% ~21% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% 28.0% -50 50 150 250 350 450 550 FY18 FY19 FY20 FY21 FY22 FY27E ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN $876 $839 $809 $650 $907 $1,175 $32533.8% 34.8% 35.4% 34.1% 36.1% ~40% 19.0% 24.0% 29.0% 34.0% 39.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 FY18 FY19 FY20 FY21 FY22 FY27E SALES & ADJUSTED GROSS MARGIN $1,500 ($M)

© 2022 COLUMBUS MCKINNON CORPORATION 83 Revenue Bridge Strategy Expected to Deliver >10% Revenue Growth REVENUE FY22 TO FY27E ($M)

© 2022 COLUMBUS MCKINNON CORPORATION 84 Adjusted EBITDA Margin Bridge Expanding Adjusted EBITDA Margins ~550 bps Driven by Cost Actions & Scale ($M) ~21% ADJUSTED EBITDA MARGIN FY22 to FY27E $309M Backlog at 3/31/22 Pricing & Freight Recovery Actions In Process ~19%

© 2022 COLUMBUS MCKINNON CORPORATION D e c re a s in g P ri o ri ty Acquisitions New product development and CapEx De-lever the balance sheet Regular/Special dividend Share repurchase Capital Allocation Priorities Disciplined Approach to Capital Allocation Prioritizing Growth and Returns Fund pension contributions above minimum requirement GROWTH Continue programmatic M&A Invest in growth initiatives Terminate plans when feasible BALANCE SHEET Manage capital structure responsibly RETURN OF CAPITAL Adhere to dividend policy Consider opportunistically 85

© 2022 COLUMBUS MCKINNON CORPORATION 86 Free Cash Flow and Net Leverage Strong Cash Generation Funds Strategic Investments 46 55 67 97 87 36 160 150% 118% 104% 147% 309% 59% 98% -150% -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% 0 20 40 60 80 100 120 140 160 180 200 FY17 FY18 FY19 FY20 FY21 FY22 FY27E FREE CASH FLOW GENERATION / CONVERSION* NET DEBT / NET LEVERAGE ($M) 344 300 229 137 47 396 630 3.5x 2.6x 1.7x 1.1x 0.6x 2.7x 2.0x -2.00 -1.00 0.00 1.00 2.00 3.00 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 900.0 1000.0 FY17 FY18 FY19 FY20 FY21 FY22 FY27E *FCF Conversion = FCF / Adjusted Net Income – which does not add back tax adjusted amortization expense for benchmarking comparisons

© 2022 COLUMBUS MCKINNON CORPORATION Source: Peers- Refinitiv, CMCO- FY22 Earnings Release *Enterprise Value Priced as of 6/17/22^Excludes Konecranes who does not report GM% 22.8% 36.1% 33.3% GROSS MARGIN^ 7.8x 9.3x 11.3x EBITDA TRADING MULTIPLE* 16.3% 39.5% 22.4% Legacy Industrial CMCO Motion Control YOY SALES GROWTH LEGACY INDUSTRIAL PEERS MOTION CONTROL PEERS 10.3% 15.4% 18.8% ADJ. EBITDA MARGIN CMCO Peer Group Comparison Industrial Peers vs. Motion Control Peers CMCO More Similar to Motion Control Peer Group… Valuation Lags 87 (Based on Avg. TTM Ending 3/31/22) 19% Target: ~21%

Key Takeaways: Beyond the Blueprint David J. Wilson President & Chief Executive Officer

© 2022 COLUMBUS MCKINNON CORPORATION 89 Our Strategy Transforming Columbus McKinnon into a Top-tier Motion Control Enterprise Transform CMCO from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company STRATEGIC PRIORITIES • Strengthen and build upon CMCO’s core • Invest in high-growth, high margin platforms • Increase exposure to high growth, secular end markets • Create an exceptional customer experience • Achieve top-tier performance utilizing CMBS and our core growth framework

© 2022 COLUMBUS MCKINNON CORPORATION 90 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework to Deliver Differentiated Growth, Financial Performance and Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

© 2022 COLUMBUS MCKINNON CORPORATION 91 Business Model Transformation Growth Strategy Substantially Advances Underlying Portfolio Strategy Transforms CMCO into a Higher Growth, Higher Value Intelligent Motion Enterprise Revenue Growth Rate EBITDA Margin Lifting Solutions 61% Specialty Conveying 16% Linear Motion 10% Automation 13% Lifting Solutions FY21 Lifting Solutions Specialty Conveying Linear Motion Automation Linear Motion & Automation FUTURE FY22

Beyond the Blueprint

Strategic Plan to Transform Columbus McKinnon into a Global Intelligent Motion Enterprise

- ✓ Advances CMCO to achieve target ~$1.5 billion in revenue and ~$315 million of EBITDA in FY27
- ✓ Evolves the enterprise from cyclical industrial to top-tier, secular growth, intelligent motion solutions
- ✓ Delivers $250 million of organic initiative growth and $325 million of M&A growth

Elevates competitive advantage via deployment **of Columbus McKinnon's** Business System (CMBS)

Increases digital capabilities with technology enablers that support growth and cost optimization

Incorporates factory simplification to drive earnings power

Strengthens talent processes, improves organizational structure and advances succession

Targeting Top-Tier Performance over the Strategic Planning Period

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Q&A Session

Unlocking CMCO’s Potential June 23, 2022 CMCO 2022 Investor and Analyst Day

Supplemental Information

Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year				
	2018	2019	2020	2021	2022
GAAP net income (loss)	$ 22,065	$ 42,577	$ 59,672	$ 9,106	$ 29,660
Add back (deduct):					
Income tax expense (benefit)	27,620	10,321	17,484	970	8,786
Interest and debt expense	19,733	17,144	14,234	12,081	20,126
Investment (income) loss	(157)	(727)	(891)	(1,693)	(46)
Foreign currency exchange (gain) loss	1,539	843	(1,514)	941	1,574
Other (income) expense, net	(2,469)	(716)	839	20,850	(1,122)
Depreciation and amortization expense	36,136	32,675	29,126	28,153	41,924
Cost of debt refinancing	—	—	—	—	14,803
Acquisition deal and integration costs	8,763	—	—	3,951	10,473
Acquisition inventory step-up expense	—	—	—	—	5,042
Factory closures	—	1,473	4,709	3,778	—
Business realignment costs	—	1,906	2,831	1,470	3,902
Product liability settlement	—	—	—	—	2,850
Acquisition amortization of backlog	—	—	—	—	2,100
Insurance recovery legal costs	2,948	1,282	585	229	—
Loss on sales of businesses	—	25,672	176	—	—
Insurance settlement	(2,362)	—	(382)	—	—
Magnetek litigation	400	—	—	—	—
Debt repricing fees	619	—	—	—	—
Gain on sale of building	—	—	—	(2,638)	—
Non-GAAP adjusted EBITDA	$ 114,835	$ 132,450	$ 126,869	$ 77,198	$ 140,072
Sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 906,555
Add back:					
Acquisition amortization of backlog	—	—	—	—	2,100
Non-GAAP sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 908,655
Net income (loss) margin – GAAP	2.6%	4.9%	7.4%	1.4%	3.3%
Adjusted EBITDA margin – Non-GAAP	13.7%	15.1%	15.7%	11.9%	15.4%

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Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

Free Cash Flow & Free Cash Flow Conversion Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year					
	2017	2018	2019	2020	2021	2022
Cash from operations	$ 60,450	$ 69,661	$ 79,499	$ 106,795	$ 98,890	$ 48,881
Capital expenditures	(14,368)	(14,515)	(12,288)	(9,432)	(12,300)	(13,104)
Free cash flow (FCF)	$ 46,082	$ 55,146	$ 67,211	$ 97,363	$ 86,590	$ 35,777
Non-GAAP adjusted net income*	37,056	58,972	76,542	76,453	37,857	80,261
Free cash flow conversion	124%	94%	88%	127%	229%	45%

*See reconciliation of non-GAAP adjusted net income to GAAP net income.

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by adjusted net income including amortization. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash *flow conversion, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's cash flow to the historical periods' cash flow, as well as facilitates a more meaningful comparison of the Company's cash flow to* that of other companies.

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Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Fiscal Year					
	2017	2018	2019	2020	2021	2022
GAAP net income	$ 8,984	22,065	$ 42,577	$ 59,672	$ 9,106	$ 29,660
Add back (deduct):						
Amortization of intangibles	8,105	15,552	14,900	12,942	12,623	25,283
Cost of debt refinancing	—	—	—	—	—	14,803
Acquisition deal and integration costs	8,815	8,763	—	—	3,951	10,473
Acquisition inventory step-up expense	8,852	—	—	—	—	5,042
Product liability settlement	—	—	—	—	—	2,850
Acquisition amortization of backlog	—	—	—	—	—	2,100
Non-cash pension settlement expense	—	—	—	—	19,046	—
Factory closures	—	—	1,473	4,709	3,778	—
Business realignment costs	—	—	1,906	2,831	1,470	3,902
Insurance recovery legal costs	1,359	2,948	1,282	585	229	—
Loss on sales of businesses, including impairment	—	—	25,672	176	—	—
Insurance settlement	—	(2,362)	—	(382)	—	—
Magnetek litigation	—	400	—	—	—	—
Debt repricing fees	—	619	—	—	—	—
CEO retirement pay and search costs	3,085	—	—	—	—	—
Impairment of intangible asset	1,125	—	—	—	—	—
Canadian pension lump sum settlements	247	—	—	—	—	—
(Gain) loss on foreign exchange option for acquisition	1,590	—	—	—	—	—
Loss on extinguishment of debt	1,303	—	—	—		—
Gain on sale of building	—	—	—	—	(2,638)	—
Normalize tax rate to 22%(1)	(6,409)	10,987	(11,268)	(4,080)	(9,708)	(13,852)
Non-GAAP adjusted net income	$ 37,056	$ 58,972	$ 76,542	$ 76,453	$ 37,857	$ 80,261
Average diluted shares outstanding	20,888	23,335	23,660	23,855	24,173	28,401
Diluted income per share – GAAP	$0.43	$0.95	$1.80	$2.50	$0.38	$1.04
Diluted income per share - Non-GAAP	$1.77	$2.53	$3.24	$3.20	$1.57	$2.83

(1)Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

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Unlocking CMCO’s Potential June 23, 2022 CMCO 2022 Investor and Analyst Day